Prime Money Market Class II

Supplement dated September 6, 2006

to the Prospectus dated August 28, 2006

1.

Under the “Year-by-Year Total Return” chart, the footnote regarding the full redemption of Class II shares incorrectly states the date on which the full redemption occurred.  The footnote should be deleted in its entirety and replaced with the following:

*Due to a full redemption of Class II shares made on January 5, 2005, there is no Year-To-Date Return for Class II shares.

2.

Under the “Average Annual Total Returns” table the footnote regarding the full redemption of Class II shares incorrectly states the date on which the full redemption occurred.  The footnote should be deleted in its entirety and replaced with the following:

*Due to a full redemption of the Fund’s Class II shares made on January 5, 2005, there is no performance data available.

3.

Under the “Annual Fund Operating Expenses” of the Prospectus the “Annual Fund Operating Expenses” table incorrectly reported the Fund’s “Other Expenses”. The existing table should be deleted and replaced with the new table below.  The footnote annotations associated with “Annual Fund Operating Expenses” table are not affected and should remain as is currently presented in the Prime Money Market-Class II Prospectus.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	0.105%*
Distribution (12b-1) Fees	0.400%
Other Expenses	1.209%**
Total Annual Fund Operating Expenses	1.714%***

4.

Under the “Example” table the “Three”, “Five” and “Ten” Years hypothetical cost associated with owning shares of the Prime Money Market-Class II should be deleted in their entirety and replaced with the following:

Three Year	Five Year	Ten Year
$431	$825	$1,928